                                                                Exhibit 10.2



                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE (this "Second Amendment") is made this ______ day of December, 1999, and shall be effective as of June 1, 1999, by and between ASP WASHINGTON, L.L.C., a Delaware limited liability company ("Landlord") and INTEGRAL SYSTEMS, INC., a Maryland corporation ("Tenant").

                                   RECITALS:

     WHEREAS, Landlord and Tenant entered into that certain Lease, dated January 29, 1999 (the "Lease Date") (the "Original Lease"), which Original Lease was amended by that certain First Amendment to Lease between Landlord and Tenant, dated March 8, 1999 (the "First Amendment"), the Original Lease as amended by the First Amendment being hereinafter referred to as the "Amended Lease"; and

     WHEREAS, pursuant to the Amended Lease, Landlord leased to Tenant and Tenant leased from Landlord, through May 31, 2009, those certain commercial premises containing approximately 66,700 rentable square feet, consisting of (a) approximately 46,700 rentable square feet in that certain building located at 5000 Philadelphia Way in the Washington Business Park in Lanham, Prince Georges County, Maryland (the "Park"), and containing approximately 94,821 rentable square feet (the "5000 Building") (the "5000 Premises") and (b) approximately 20,000 rentable square feet in that certain building located at 5200 Philadelphia Way in the Park and containing approximately 52,786 rentable square feet (the "5200 Building") (the "Original 5200 Premises"), the 5000 Premises and the Original 5200 Premises being hereinafter referred to as the "Original Premises"; and

     WHEREAS, Landlord and Tenant desire to amend the Amended Lease to, inter
                                                                        -----
alia, provide for the lease by Landlord to Tenant and the lease by Tenant from
----
Landlord of an additional approximately 4,224 rentable square feet in the 5200 Building contiguous to the 5200 Premises (the "Expansion Premises"), the Amended Lease, as amended hereby, being hereinafter referred to as the "Lease".

                                  WITNESSETH:

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1.  Capitalized Terms.  Except as otherwise provided herein, all
      -----------------
capitalized terms contained herein shall have the meaning ascribed to such terms in the Original Lease and the First Amendment. If the meaning ascribed to any capitalized term in the Original Lease is inconsistent with the meaning ascribed to such term in the First Amendment, the meaning of such term shall be that ascribed thereto in the First Amendment.

  2.  Definitions.
      -----------

      a.  Leased Premises.  From and after the Lease Date through the day
          ---------------
immediately preceding the Expansion Date, "Leased Premises" shall mean the Original Premises only. From and after the Expansion Date (defined below), "Leased Premises" shall mean both the Original Premises and the Expansion Premises.

      b.  Project.  From and after the Lease Date, "Project" shall mean such
          -------
portions of the Park as may, from time to time, be owned by Landlord.

      c.  Expansion Date.  "Expansion Date" shall mean June 1, 1999.
          --------------

      d.  Expansion Term.  "Expansion Term" shall mean the period between the
          --------------
Expansion Date and the Lease Termination Date.

      e.  Base Rent.  From and after the Expansion Date, "Base Rent" shall mean
          ---------
that set forth in the table below and shall be payable in monthly installments during the Expansion Term.

                                                 Monthly        Monthly
                                Monthly        Oper. Costs    Oper. Costs       Total Monthly Rent
         Period                Base Rent      (5000 Bldg.)   (5200 Bldg.)   (Base Rent + Oper. Costs)
------------------------------------------------------------------------------------------------------
   06/01/99 - 12/31/99          $59,694.37       $6,810.42      $3,936.40     $70,441.19
------------------------------------------------------------------------------------------------------
   01/01/00 - 05/31/00          $59,694.37      adjusted       adjusted       $59,694.37 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/00 - 05/31/01          $61,467.47      adjusted       adjusted       $61,467.47 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/01 - 05/31/02          $63,358.77      adjusted       adjusted       $63,358.77 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/02 - 05/31/03          $65,250.08      adjusted       adjusted       $65,250.08 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/03 - 05/31/04          $67,200.49      adjusted       adjusted       $67,200.49 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/04 - 05/31/05          $69,210.00      adjusted       adjusted       $69,210.00 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/05 - 05/31/06          $71,278.62      adjusted       adjusted       $71,278.62 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/06 - 05/31/07          $73,406.34      adjusted       adjusted       $73,406.34 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/07 - 05/31/08          $75,593.16      adjusted       adjusted       $75,593.16 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------
   06/01/08 - 05/31/09          $77,898.19      adjusted       adjusted       $77,898.19 + annually
                                                annually       annually        adjusted Oper. Costs
------------------------------------------------------------------------------------------------------

      f.  Tenant's Estimated Share. $1.75 per rentable square foot $1.95 per
          -------------------------
rentable square foot of "Tenant's Estimated Share of of the 5000 Premises and
(ii) the 5200 Premises. From and after Operating Costs" during the the Lease Date through the day remainder of the 1999 calendar immediately preceding the year shall be equal to the sum Expansion Date, Tenant's Estimated of (i) Share of Operating Costs during the remainder of the 1999 calendar year shall be payable in equal monthly installments of $10,060.42. From and after the Expansion Date, Tenant's Estimated Share of Operating Costs during the remainder of the 1999 calendar year shall be payable in equal monthly installments of $10,746.82.

      g.  Tenant's Total Square Footage.  From and after the Lease Date through
          -----------------------------
the day immediately preceding the Expansion Date, "Tenant's Total Square Footage" shall mean approximately 66,700 rentable square feet, comprised of approximately 46,700 rentable square feet in the 5000 Building and approximately

20,000 rentable square feet in the 5200 Building. From and after the Expansion Date, "Tenant's Total Square Footage" shall mean approximately 70,924 rentable square feet, comprised of approximately 46,700 rentable square feet in the 5000 Building and approximately 24,224 rentable square feet in the 5200 Building. From and after the Lease Date, "Total Square Footage of the Project" shall mean approximately 568,310 rentable square feet.

      h.  Pro Rata Share.
          --------------

               i. "Tenant's 5000 Share" shall mean a fraction (expressed as a percentage), the numerator of which is Tenant's Total Square Footage with respect to the 5000 Premises and the denominator of which is Total Building Square Footage with respect to the 5000 Building. From and after the Lease Date, Tenant's 5000 Share shall mean 49.2507% (46,700/94,821).

               ii. "Tenant's 5200 Share" shall mean a fraction (expressed as a percentage), the numerator of which is Tenant's Total Square Footage with respect to the 5200 Premises and the denominator of which is Total Building Square Footage with respect to the 5200 Building. From and after the Lease Date through the day immediately preceding the Expansion Date, Tenant's 5200 Share shall mean 37.8888% (20,000/52,786). From and after the Expansion Date, Tenant's 5200 Share shall mean 45.8910% (24,224/52,786).

               iii. "Tenant's Pro Rata Share of the Project" shall mean a fraction (expressed as a percentage), the numerator of which is Tenant's Total Square Footage and the denominator of which is Total Square Footage of the Project. From and after the Lease Date through the day immediately preceding the Expansion Date, Tenant's Pro Rata Share of the Project shall mean 11.7366% (66,700/568,310). From and after the Expansion Date, Tenant's Pro Rata Share of the Project shall mean 12.4798% (70,924/568,310).

               Tenant's 5000 Share, Tenant's 5200 Share, and/or Tenant's Pro Rata Share of the Project shall be subject to adjustment based on changes to the rentable area of the 5000 Premises, the 5200 Premises, the 5000 Building, the 5200 Building, and/or the Project, as the case may be.

      i.   Parking.  From and after the Expansion Date, "Authorized Number
           -------
of Parking Spaces" shall continue to mean 170 spaces with respect to the 5000 Building and 110 spaces with respect to the 5200 Building.

      j.   Managing Agent.  "Managing Agent" shall mean Trammell Crow
           --------------
Company whose address is 4601 Forbes Boulevard, Suite 110, Lanham, Maryland
20706.

      k.   Landlord's Mailing Address.
           --------------------------

    c/o AMRESCO Management, Inc.
    700 North Pearl Street, Suite 2400
    Dallas, Texas 75201-7424

    Attention:  Allyn Patrick.

          l.   Tenant's Mailing Address.
               ------------------------

    5000-A Philadelphia Way
    Lanham, Maryland 20706
    Attention: Tom Gough

     3.   Lease of Expansion Premises.  In consideration of the Rent and the
          ---------------------------
provisions of this Second Amendment, Landlord leases to Tenant and Tenant accepts from Landlord the Expansion Premises. Tenant's Total Square Footage, Total Building Square Footage with respect to the 5000 Building, Total Building Square Footage with respect to the 5200 Building, and Total Square Footage of the Project are stipulated amounts, based on Landlord's method of determining Total Square Footage for rental purposes. Tenant's Total Square Footage may not reflect the actual amount of floor space available for Tenant's use. By taking possession of the Expansion Premises, Tenant shall be deemed to have examined the Expansion Premises and accepts the same as being in the condition called for in this Second Amendment.

     4.   Prior Occupancy.  Tenant shall not occupy any portion of the Expansion
          ---------------
Premises prior to the Expansion Date except with the express prior written consent of Landlord. If with Landlord's consent, Tenant occupies the Expansion Premises prior to the Expansion Date, Tenant shall, from the first day of such occupancy, pay Landlord Base Rent and Tenant's Pro Rata Share of Operating Costs in the amounts otherwise specified in Paragraph 2(e) hereof with respect to the first month of the Expansion Term as though such first day was the Expansion Date. These amounts will be payable on the first day of such occupancy and thereafter on the first day of every calendar month until the day immediately preceding the Expansion Date and thereafter in accordance with the Amended Lease. A prorated monthly installment shall be paid for any fractional calendar month if Tenant's occupancy of the Expansion Premises commences on any day other than the first day of the month. If Tenant shall occupy the Expansion Premises prior to Expansion Date, all covenants and conditions of the Amended Lease shall be applicable to and with respect to the Expansion Premises commencing at such prior occupancy.

     5.   Rent.  During the Expansion Term, Tenant shall pay each monthly
          ----
installment of Base Rent in advance on the Expansion Date and on the first calendar day of each month thereafter, together with each monthly installment of Tenant's Pro Rata Share of Operating Costs. Tenant shall pay all Rent, without deduction or setoff, to Landlord or Managing Agent at a place specified by Landlord.

     6.   Operating Costs.  From and after the Lease Date, Tenant's Pro Rata
          ---------------
Share of Building Operating Costs shall mean the sum of (a) Tenant's 5000 Share of Operating Costs with respect to the 5000 Building and (b) Tenant's 5200 Share of Operating Costs with respect to the 5200 Building. Notwithstanding any provision of the Original Lease, the First Amendment, or this Second Amendment to the contrary:

          a. "Project Operating Costs" shall also include any and all obligations of Landlord to any neighboring or other property owner for the maintenance, repair, replacement, operation, and/or management of any roadways, parking areas, landscaped areas, water, sanitary sewer, storm drainage, or other site improvement or facilities which may be in common between the Project and the property owned by such neighboring or other property owner; and

          b. In the event that any expense relating to the exterior or common areas of the Project benefits only a portion of the Project, which portion includes the Building, Landlord may, at Landlord's option, equitably adjust such expense to reflect the portion of the Project so benefited.

          c. In the event that any expense relating to the exterior of the Building or common areas of the Building, if any, benefits only a portion of the Building, which portion includes the Leased Premises, Landlord may, at Landlord's option, equitably adjust such expense to reflect the portion of the Building so benefited.

     7.   Construction Conditions.
          -----------------------

          a. The leasehold improvements with respect to the Expansion Premises (the "Improvements") shall be constructed in accordance with Schedule 3-B hereof. If any act, omission or change requested or caused by Tenant increases the cost of work or materials or the time required for completion of construction, Tenant shall reimburse Landlord for such increase in cost at the time the increased cost is incurred and shall reimburse Landlord for any loss in Rent at the time the Rent would have become due. Landlord's approval of Tenant's plans for Improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with laws, rules and regulations of governmental agencies or authorities.

          b.   Tenant acknowledges that, except as expressly set forth in
Schedule 3-B hereof, it has inspected and accepts the 5000 Building, the 5200 Building, the Original Premises, and the Expansion Premises in their present, "as-is" condition, in the configuration described in Schedule 1 of the Original Lease and Schedule 1-B hereof, and as suitable for the purpose for which the Original Premises and the Expansion Premises are leased. Tenant further acknowledges that no representations as to the repair of the Original Premises or the Expansion Premises, nor promises to alter, remodel or improve the Original Premises or the Expansion Premises have been made by Landlord, unless such are expressly set forth in Schedule 3 of the Original Lease or Schedule 3-B hereof.

          c. Notwithstanding any provision of the Original Lease, the First Amendment, or this Second Amendment to the contrary, in the event that a building, zoning, fire, or other governmental law, ordinance, regulation, or rule is enacted or otherwise becomes applicable to the Leased Premises after the date hereof (regardless of the cause thereof or the reason therefor) and such law, ordinance, regulation, or rule requires that alterations or improvements be made to the Leased Premises in order to comply therewith, Tenant shall, at Tenant's expense and subject to Paragraph 11 of the Original Lease, make such alterations or improvements as may be required by such law, ordinance, regulation, or rule, in which event Landlord's approval thereof shall not be unreasonably withheld, conditioned, or delayed.

     8.   Insurance.
          ---------

          a. With respect to the fire insurance required under Paragraph 7(A)(1) of the Original Lease to be secured and maintained by Landlord throughout the Lease Term and notwithstanding any provision of such paragraph to the contrary, Landlord shall only be required to secure and maintain fire insurance with extended coverage endorsements attached in an amount sufficient for Landlord to not be deemed a co-insurer of the Building.

          b. Notwithstanding any provision of Paragraph 8 of the Original Lease to the contrary, Tenant and Landlord release each other and waive any right of recovery against each other for loss or damage to the waiving party's property which occurs in or about the Leased Premises or the Building, whether due to the negligence of either party, their agents, employees, officers, contractors, licensees, invitees or otherwise, to the extent that such loss or damage would be covered by the fire and extended coverage insurance policies required to be maintained by the waiving party hereunder. Tenant and Landlord agree that all policies of insurance obtained by either of them in connection with the Leased Premises shall contain appropriate waiver of subrogation clauses.

     9.   Subordination and Attornment.  The text of Paragraph 38 of the
          ----------------------------
Original Lease is hereby deleted in its entirety, and the following is hereby inserted in place thereof:

     "Tenant acknowledges that this Lease is subject and subordinate to all leases in which Landlord is lessee and to any mortgage or deed of trust now in force against the Building and to all advances made or hereafter to be made thereunder, or any amendments or modifications thereof. Tenant also agrees that this Lease shall be subject and subordinate to any future leases in which Landlord is lessee and to any future first mortgage or deed of trust hereafter in force against the Building and to all advances made or hereafter to be made thereunder, or any amendments or modifications thereof (all such existing and future leases, mortgages and deeds of trust referred to collectively as "Superior Instruments"). Tenant also agrees that if the holder of any Superior Instrument elects to have this Lease superior to its Superior Instrument and gives notice of its election to Tenant, then this Lease shall be superior to the lien of any such lease, mortgage or deed of trust and all renewals, replacements and extensions thereof, whether this Lease is dated before or after such lease, mortgage or deed of trust. If requested in writing by Landlord or any first mortgagee or ground lessor of Landlord, Tenant agrees to execute a subordination agreement required to further effect the provisions of this paragraph.

     "In the event of (a) any transfer of the Building in lieu of foreclosure or, (b) the termination of a lease for the Building in which Landlord is lessee or, (c) the foreclosure of any Superior Instrument, or (d) a sale of the Building pursuant to any Superior Instrument, Tenant shall attorn to such purchaser, transferee or, lessor, or purchaser and shall recognize such party as landlord under this Lease, provided such party acquires and accepts the Leased Premises subject to this

     Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such foreclosure sale or transfer."

     10.  Roof Antennae.
          -------------

          a. Subject to (i) compliance with all rules, regulations, statutes, and codes of any governmental authority having jurisdiction thereover and (ii) compliance with any covenants, conditions, and restrictions applicable to the Building and/or the Project, Tenant shall have (A) the exclusive right to install, at any time after the date hereof, upon the roof of the 5000 Building an Orbitron Model SX-12 mesh antennae for Tenant's exclusive use (the "Antennae") and (B) the non-exclusive right, at any time and from time to time thereafter, to maintain and repair the Antennae, including the non-exclusive right to access the Antennae for maintenance and repair purposes; provided that such maintenance, repair, and/or access does not void any roof or other warranty applicable to the 5000 Building. Subject to Paragraph 10(e) hereof and for purposes of this Paragraph 10, Tenant accepts the roof of the 5000 Building in its condition as of the date hereof.

          b. Tenant shall obtain any and all licenses, approvals, permits, etc. which are necessary for the installation, maintenance, repair, and/or use of the Antennae and that its use thereof shall not in any way conflict with any applicable law, statute, ordinance, or governmental rules or regulation now in force or which may hereafter be enacted. Tenant further agrees that it will, at its sole cost and expense, promptly comply or ensure that the 5000 Building complies with all laws, statutes, ordinances, governmental rules or regulations, or requirements of any board of fire insurance underwriters or similar bodies now or hereafter constituted, which laws, statutes, ordinances, rules, regulations, or requirements relate to or affect Tenant's use, maintenance, and/or repair of the Antennae. In addition, Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, damage, or liability (including any attorney's fees incurred in defending Landlord with respect thereto) arising out of any violations of said laws, statutes, ordinances, rules, regulations, or requirements by Tenant or with respect to any personal injury and/or property damage arising out of the installation, inspection, adjustment, maintenance, repair, and/or removal of the Antennae. If the premium payable with respect to any insurance policy carried by Landlord is increased as a result of the presence of or Tenant's use, maintenance, and/or repair of the Antennae, Tenant shall pay such premium increase to Landlord as additional rent within thirty (30) days after Landlord's demand therefore.

          c. Tenant shall, at its sole expense, maintain and repair the Antennae and, from time to time as necessary, promptly repair any and all damage to the roof and/or any other component of the 5000 Building or the Project which may be attributable to such maintenance and/or repair. Tenant's rights hereunder shall be exercised so as to not (i) create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life safety, public utilities, and/or other systems or facilities within the 5000 Building or the Project or (ii) directly or indirectly interfere with, delay, restrict, or impose any expense, work, or other obligation upon Landlord in the maintenance, repair, and/or operation of the 5000 Building. In addition, the Antennae shall be used by Tenant solely in the ordinary course of Tenant's business operations, and Tenant shall not, directly or indirectly, sublease, license, or otherwise permit any third party to use the Antennae for any purpose whatsoever.

          d. At any time after the date hereof and provided that an Event of Default is not then continuing under the Amended Lease, Tenant shall have the right to remove the Antennae from the roof of the Building. Upon the expiration or sooner termination of the Lease, Tenant shall remove the Antennae from the roof of the Building, which removal shall be at Landlord's option in the event that an Event of Default is then continuing under the Lease. Any removal of the Antennae shall be at Tenant's sole cost and expense and shall include the repair of any damage caused thereby to the 5000 Building (including the roof thereof) or other improvements to the land on which the 5000 Building is located, and any removal of the Antennae, except for a temporary removal for the purpose of repair, any such removal shall include the removal of any ancillary equipment or structures, including without limitation any concrete slab and any electrical cables. Upon any such removal in accordance herewith, the Antennae shall be deemed to be the personal property of Tenant for all purposes hereof.

          e. Tenant hereby agrees that prior to the installation of the Antennae upon the roof of the 5000 Building, Tenant shall make certain structural alterations to the steel beams and joists supporting the roof of the 5000 Building, which structural alterations are necessary to support the Antennae and are more particularly described in those certain structural drawings entitled "Integral Systems Roof Top Dish Support Framing, Plans, Section and Notes" and "Integral Systems, Roof Reinf." and prepared by ET&A Consulting, Inc, a copy of which structural drawings have been delivered by Landlord to Tenant. Such structural alterations shall be deemed "alterations" for all purposes of the Lease, including without limitation Paragraph 11 of the Original Lease, and notwithstanding any provision of such paragraph to the contrary, Landlord hereby consents to such structural alterations subject to all applicable provisions of the Lease, which consent shall not be deemed or otherwise construed as Landlord's consent to any additional or other alterations to the structure of the roof of the 5000 Building or otherwise.

     11.  Limitation of Landlord's Liability.  The obligations of Landlord under
          ----------------------------------
the Lease do not constitute personal obligations of the individual members, partners, shareholders, directors, officers, employees, or agents of Landlord, and Tenant shall look solely to Landlord's interest in the Building and to no other assets of Landlord for satisfaction of any liability in respect of the Lease. Tenant hereby agrees that it will not seek recourse against the individual members, partners, shareholders, directors, officers, employees, or agents of Landlord or any of their personal assets for such satisfaction. Notwithstanding any provision of the Original Lease, the First Amendment, or this Second Amendment to the contrary, Landlord shall not be liable to Tenant or its employees, agents, or contractors for any consequential damages or damages for loss of profits.

     12.  Severability.  The parties intend this Second Amendment, the First
          ------------
Amendment, and the Original Lease to be legally valid and enforceable in accordance with all of their terms to the fullest extent permitted by law. If any term thereof shall be invalid or unenforceable, the parties agree that such term shall be stricken therefrom to the extent unenforceable, the same as if it never had been contained therein. Such invalidity or unenforceability shall not extend to any other term thereof, and the remaining terms thereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term never had been contained therein.

     13.  Construction.  This Second Amendment, the First Amendment, and the
          ------------
Original Lease shall each be construed according to the laws of the state in which the Leased Premises are located. Notwithstanding the drafting of the Original Lease, the First Amendment, and this Second Amendment by Landlord, neither this Second Amendment nor the First Amendment or the Original Lease shall be construed against Landlord. Except as otherwise provided therein, to the extent that any provision thereof is subject to the consent or approval of Landlord, such consent or approval may be withheld or conditioned in Landlord's sole, absolute, and subjective discretion.

     14.  Entire Agreement. The Lease and the schedules and addenda attached to
          ----------------
the Original Lease, the First Amendment, and this Second Amendment set forth all of the covenants, promises, agreements, representations, conditions, statements and understandings between Landlord and Tenant concerning the Leased Premises, the Building, and the Project, and there are no representations, either oral or written between them other than those in the Lease. The Lease shall not be amended or modified further except in writing signed by both parties. Failure to exercise any right under the Lease in one or more instances shall not be construed as a waiver of the right to strict performance or as a further amendment to the Lease.

     15.  Notices. Any notice or demand provided for or given pursuant to the
          -------
Lease shall be in writing and served on the parties at the addresses listed in Paragraphs 2(k) and (l) hereof. Any notice shall be either (i) personally delivered to the addressee set forth above, in which case it shall be deemed delivered on the date of delivery to said addressee; (ii) sent by registered or certified mail/return receipt requested, in which case it shall be deemed delivered three (3) business days after being deposited in the U.S. Mail; (iii) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one (1) business day after deposit with such courier; or (iv) sent by telecopier ("Fax") during normal business hours, in which case it shall be deemed delivered on the day sent (unless delivered outside of normal business hours, in which case it shall be deemed delivered during the next normal business hours), provided that an original is also sent by a nationally recognized overnight courier and that such original is received within one (1) business day thereafter. The addresses and telecopier numbers listed in Paragraphs 2(k) and (l) hereof may be changed by written notice to the other party; provided, however, that no notice of a change of address or Fax number shall be effective until the date of delivery of such notice. Copies of notices are for informational purposes only and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

     16.  Headings.  The headings contained in this Second Amendment are
          --------
included for convenience only and shall not be taken into consideration in any construction or interpretation of this Second Amendment or any of its provisions.

     17.  Brokerage Commissions.  Tenant and Landlord each represents to the
          ---------------------
other that no broker or agent was instrumental in procuring or negotiating or consummating this Second Amendment other than Trammell Crow Company and Louis Hyatt Inc. (trading as Hyatt Real Estate), each of whose compensation shall be paid (directly or indirectly) by Landlord pursuant to a separate written agreement therewith, and Tenant and Landlord each agrees to defend, indemnify and hold harmless the other party against any loss, cost, expense or liability for any compensation, commission, fee or charge, including reasonable attorney's fees, resulting from any claim of any other broker, agent or finder claiming under or through the indemnifying party in connection with the Expansion Premises, this Second Amendment, or its negotiation.

     18.  Authority of Tenant.  If Tenant is a corporation, partnership, or
          -------------------
limited liability company, the individual executing this Second Amendment on behalf of said corporation, partnership, or limited liability company represents and warrants that he is duly authorized to execute and deliver this Second Amendment on behalf of said corporation, partnership, or limited liability company and that this Second Amendment and the Lease are binding upon said corporation, partnership, or limited liability company.

     19.  Schedules.  The schedules listed below are incorporated into this
          ---------
Second Amendment by reference.

          a.   Schedule 1-B: Description of Expansion Premises/Floor Plan
          b.   Schedule 2-B: [Intentionally Deleted]
          c.   Schedule 3-B: Work Letter

The terms of the above schedules shall control over any inconsistent provisions of this Second Amendment.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first written above.

TENANT:                               LANDLORD:

INTEGRAL SYSTEMS, INC., a Maryland    ASP WASHINGTON, L.L.C., a Delaware limited
corporation  liability company


By: /s/ Thomas L. Gough                  By: /s/ Scott R. Fitzgerald
   ------------------------              ----------------------------
   Name:  Thomas L. Gough                Name:  Scott R. Fitzgerald
   Title: President, C.O.O.              Title: Vice President

                                 SCHEDULE 3-B
                                  WORK LETTER
                                 ------------


  1.  Amendment.    This Schedule 3-B is attached to and made a part of that
      ---------
certain Second Amendment to Lease, dated December ____, 1999, between ASP Washington, L.L.C. ("Landlord") and Integral Systems, Inc. ("Tenant") (the "Amendment").

  2.  Definitions.  The terms defined in this paragraph, for purposes of this
      -----------
Schedule 3-B, shall have the meanings specified below, and, in addition to the terms defined below, terms defined in the Amendment shall, for purposes of this
Schedule 3-B, have the meanings specified in the Amendment.

     2.1  Additional Improvements.  "Additional Improvements" means those items
          -----------------------
which are supplied, installed, and furnished by Landlord, according to and as described in the Approved Plans (as hereinafter defined) and the Approved Finish Schedule (as hereinafter defined), which Additional Improvements shall be paid for by Landlord on behalf of Tenant, subject to the Allowance (defined below), as provided for in Paragraph 3.2 below.

     2.2  Approved Plans.  "Approved Plans" means the floor plan and
          --------------
specifications for the Additional Improvements which are attached as Exhibit A to and made a part of this Schedule 3-B, which floor plan and specifications have been approved by Landlord and Tenant.

     2.3  Approved Finish Schedule.  "Approved Finish Schedule" means the
          ------------------------
schedule of ceiling, floor, and wall finishes which has been prepared by Tenant and approved by Landlord in accordance with Paragraph 3.1 of this Schedule 3-B.

     2.4  Substantial Completion.  "Substantial Completion" means that the
          ----------------------
Additional Improvements within the applicable portion of the Leased Premises have been substantially completed according to the Approved Plans and the Approved Finish Schedule, except for items which will not materially affect the use of such portion of the Leased Premises or which are customarily deemed to be "punch list work".

     2.5  Total Cost.  "Total Cost" shall mean and refer to all hard and soft
          ----------
costs associated with construction of the Additional Improvements in accordance with the Approved Plans and the Approved Finish Schedule, including (as the context requires) in respect of any approved change orders thereto, and shall include, without limitation, all costs for labor, materials, general conditions and contractor profit, all professional costs, fees and expenses associated with preparing construction drawings, engineering drawings and/or other construction documents, all permitting fees, all other direct costs and expenses associated with such design and construction, and a construction management fee payable to Trammell Crow Company in an amount equal to four percent (4%) of all of the foregoing costs, fees and expenses.

  3.  Approved Finish Schedule; Estimate; Allowance.
      ----------------------------------------------

     3.1  Approved Finish Schedule.  Within three (3) days after the execution
          -------------------------
and delivery of the Amendment by Landlord and Tenant, Tenant shall, at Tenant's expense, cause to be prepared and submitted to Landlord, for Landlord's approval, a finish schedule which shall include all interior ceiling, floor, and/or wall finishes to be installed within each portion of the Leased Premises, or if no such finishes are to be installed within a portion of the Leased Premises, indicating the same, which finish schedule shall be in sufficient detail for Landlord to obtain bids from one (1) or more general contractors or subcontractors for all of the work described therein. Landlord shall, promptly after its receipt of such finish schedule, approve or disapprove such schedule or any aspect(s) thereof, stating the reasons for any such disapproval. To the extent such finish schedule is disapproved, Tenant shall, within three (3) days after such disapproval, revise the same in accordance with Landlord's instructions and submit the same to Landlord, for Landlord's approval as provided above. Upon Landlord's approval of all aspects of such finish schedule, such finish schedule shall be deemed the Approved Finish Schedule for all purposes of this Schedule 3-B.

     3.2  Estimate; Allowance.  Promptly after Landlord's approval of the
          -------------------
Approved Finish Schedule, Landlord shall prepare and deliver to Tenant an estimate of the Total Cost to construct and install the Additional Improvements, which estimate shall be supported by the bids of one (1) or more general contractors or subcontractors. Tenant hereby acknowledges (a) that Landlord's sole monetary obligation with respect to the Additional Improvements shall be limited to Seventy Thousand and 00/100 Dollars ($70,000.00), which amount is hereinafter referred to as the "Allowance", and (b) that Tenant shall be responsible to pay (i) all costs and expenses associated with the installation of the Additional Improvements to the extent the Total Cost thereof is in excess of the Allowance, such excess being hereinafter referred to as "Tenant's Share", and (ii) the Total Cost attributable to changes to and/or variations from the Approved Plans and/or the Approved Finish Schedule which are requested by Tenant.

  4.  Additional Improvements.  The following provisions shall apply to the
      -----------------------
construction of the Additional Improvements:

     (a) All work involved in the completion of the Additional Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Additional Improvements;

     (b) Landlord agrees to construct the Additional Improvements in accordance with the Approved Plans and the Approved Finish Schedule, provided that Tenant has complied with all the applicable provisions of this Schedule 3-B and the Lease;

     (c) If any changes to the Approved Plans, the Approved Finish Schedule, and/or the Additional Improvements are requested by, or on behalf of, Tenant, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes; and

     (d) Landlord shall have no obligation to commence any work within the Leased Premises until Landlord has (a) approved the Approved Finish Schedule, as required by the provisions hereof, and (b) received from Tenant a payment equal to Landlord's estimate of Tenant's Share, based on the Approved Plans and the Approved Finish Schedule.

  5.  Substantial Completion.  Notwithstanding any provision hereof or of the
      ----------------------
Lease to the contrary and except as otherwise provided in the Amendment, no delay in the Substantial Completion of the Additional Improvements within the Original Premises and/or the Expansion Premises, regardless of the reason(s) therefor, shall entitle Tenant to any abatement of Rent payable under the Lease or any extension of the Lease Term beyond that set forth in the Lease. In the event that Tenant, prior to the Substantial Completion of the Additional Improvements, does not, for any reason, comply with any requirement hereof or of the Lease on or before the deadline established herein or in the Lease therefor, the Expansion Date shall, without regard to the Substantial Completion of the Additional Improvements or Tenant's occupancy of the Original Premises or the Expansion Premises, be advanced by one day for each day (or portion thereof) between such deadline and the first date thereafter on which Tenant has complied with such requirement.

  6.  Access To Original Premises.  Tenant will use all reasonable and
      ---------------------------
diligent efforts to facilitate Landlord's installation of the Additional Improvements within the Original Premises and the Expansion Premises and to not interfere with Landlord and/or its agents and/or contractors in the performance of such work within the Original Premises, the Expansion Premises, and/or the Building. Tenant will be responsible for any additional costs and expenses incurred by Landlord as a result of Tenant's failure to facilitate such installation or such interference, which additional costs and expenses shall be payable by Tenant to Landlord upon demand therefor. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Additional Improvements or other installations made within the Expansion Premises, or loss or damage to property placed therein or thereabout, the same being Tenant's sole risk. Nothing contained herein shall be deemed or otherwise construed to obligate Landlord to install the Additional Improvements within the Original Premises and/or the Expansion Premises at any time(s) other than during normal business hours.

  7.  Miscellaneous Provisions.  Landlord and Tenant further agree as
      ------------------------
follows:

     7.1  Other Alterations and Improvements.  Except as herein expressly set
          ----------------------------------
forth with respect to the Additional Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     7.2  Limitation on Applicability.  This Schedule 3-B shall not be deemed
          ---------------------------
applicable to: (a) any space added to the Leased Premises at any time, whether by the exercise of an option under the Lease or otherwise, or (b) any portion of the Leased Premises (including any space added thereto) in the event of a renewal or further extension of the Lease Term beyond that stated in the Lease, whether by the exercise of an option under the Lease or otherwise. The construction of any alterations or improvements to all or any portion of the Leased Premises which are not contemplated by this Schedule 3-B shall be effected pursuant to a separate work letter agreement or other document in the form then being used by Landlord, which agreement or other document shall specifically address the responsibility for the costs and expenses associated with such alterations or improvements.


                                    23913-4

                                 SCHEDULE 3-B
                                  WORK LETTER
                                 ------------


  1.  Amendment.    This Schedule 3-B is attached to and made a part of that
      ---------
certain Second Amendment to Lease, dated December ____, 1999, between ASP Washington, L.L.C. ("Landlord") and Integral Systems, Inc. ("Tenant") (the "Amendment").

  2.  Definitions.  The terms defined in this paragraph, for purposes of this
      -----------
Schedule 3-B, shall have the meanings specified below, and, in addition to the terms defined below, terms defined in the Amendment shall, for purposes of this
Schedule 3-B, have the meanings specified in the Amendment.

     2.1  Additional Improvements.  "Additional Improvements" means those items
          -----------------------
which are supplied, installed, and furnished by Landlord, according to and as described in the Approved Plans (as hereinafter defined) and the Approved Finish Schedule (as hereinafter defined), which Additional Improvements shall be paid for by Landlord on behalf of Tenant, subject to the Allowance (defined below), as provided for in Paragraph 3.2 below.

     2.2  Approved Plans.  "Approved Plans" means the floor plan and
          --------------
specifications for the Additional Improvements which are attached as Exhibit A to and made a part of this Schedule 3-B, which floor plan and specifications have been approved by Landlord and Tenant.

     2.3  Approved Finish Schedule.  "Approved Finish Schedule" means the
          ------------------------
schedule of ceiling, floor, and wall finishes which has been prepared by Tenant and approved by Landlord in accordance with Paragraph 3.1 of this Schedule 3-B.

     2.4  Substantial Completion.  "Substantial Completion" means that the
          ----------------------
Additional Improvements within the applicable portion of the Leased Premises have been substantially completed according to the Approved Plans and the Approved Finish Schedule, except for items which will not materially affect the use of such portion of the Leased Premises or which are customarily deemed to be "punch list work".

     2.5  Total Cost.  "Total Cost" shall mean and refer to all hard and soft
          ----------
costs associated with construction of the Additional Improvements in accordance with the Approved Plans and the Approved Finish Schedule, including (as the context requires) in respect of any approved change orders thereto, and shall include, without limitation, all costs for labor, materials, general conditions and contractor profit, all professional costs, fees and expenses associated with preparing construction drawings, engineering drawings and/or other construction documents, all permitting fees, all other direct costs and expenses associated with such design and construction, and a construction management fee payable to Trammell Crow Company in an amount equal to four percent (4%) of all of the foregoing costs, fees and expenses.

  3.  Approved Finish Schedule; Estimate; Allowance.
      ----------------------------------------------

     3.1  Approved Finish Schedule.  Within three (3) days after the execution
          -------------------------
and delivery of the Amendment by Landlord and Tenant, Tenant shall, at Tenant's expense, cause to be prepared and submitted to Landlord, for Landlord's approval, a finish schedule which shall include all interior ceiling, floor, and/or wall finishes to be installed within each portion of the Leased Premises, or if no such finishes are to be installed within a portion of the Leased Premises, indicating the same, which finish schedule shall be in sufficient detail for Landlord to obtain bids from one (1) or more general contractors or subcontractors for all of the work described therein. Landlord shall, promptly after its receipt of such finish schedule, approve or disapprove such schedule or any aspect(s) thereof, stating the reasons for any such disapproval. To the extent such finish schedule is disapproved, Tenant shall, within three (3) days after such disapproval, revise the same in accordance with Landlord's instructions and submit the same to Landlord, for Landlord's approval as provided above. Upon Landlord's approval of all aspects of such finish schedule, such finish schedule shall be deemed the Approved Finish Schedule for all purposes of this Schedule 3-B.

     3.2  Estimate; Allowance.  Promptly after Landlord's approval of the
          -------------------
Approved Finish Schedule, Landlord shall prepare and deliver to Tenant an estimate of the Total Cost to construct and install the Additional Improvements, which estimate shall be supported by the bids of one (1) or more general contractors or subcontractors. Tenant hereby acknowledges (a) that Landlord's sole monetary obligation with respect to the Additional Improvements shall be limited to Seventy Thousand and 00/100 Dollars ($70,000.00), which amount is hereinafter referred to as the "Allowance", and (b) that Tenant shall be responsible to pay (i) all costs and expenses associated with the installation of the Additional Improvements to the extent the Total Cost thereof is in excess of the Allowance, such excess being hereinafter referred to as "Tenant's Share", and (ii) the Total Cost attributable to changes to and/or variations from the Approved Plans and/or the Approved Finish Schedule which are requested by Tenant.

  4.  Additional Improvements.  The following provisions shall apply to the
      -----------------------
construction of the Additional Improvements:

     (a) All work involved in the completion of the Additional Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Additional Improvements;

     (b) Landlord agrees to construct the Additional Improvements in accordance with the Approved Plans and the Approved Finish Schedule, provided that Tenant has complied with all the applicable provisions of this Schedule 3-B and the Lease;

     (c) If any changes to the Approved Plans, the Approved Finish Schedule, and/or the Additional Improvements are requested by, or on behalf of, Tenant, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes; and

     (d) Landlord shall have no obligation to commence any work within the Leased Premises until Landlord has (a) approved the Approved Finish Schedule, as required by the provisions hereof, and (b) received from Tenant a payment equal to Landlord's estimate of Tenant's Share, based on the Approved Plans and the Approved Finish Schedule.

  5.  Substantial Completion.  Notwithstanding any provision hereof or of the
      ----------------------
Lease to the contrary and except as otherwise provided in the Amendment, no delay in the Substantial Completion of the Additional Improvements within the Original Premises and/or the Expansion Premises, regardless of the reason(s) therefor, shall entitle Tenant to any abatement of Rent payable under the Lease or any extension of the Lease Term beyond that set forth in the Lease. In the event that Tenant, prior to the Substantial Completion of the Additional Improvements, does not, for any reason, comply with any requirement hereof or of the Lease on or before the deadline established herein or in the Lease therefor, the Expansion Date shall, without regard to the Substantial Completion of the Additional Improvements or Tenant's occupancy of the Original Premises or the Expansion Premises, be advanced by one day for each day (or portion thereof) between such deadline and the first date thereafter on which Tenant has complied with such requirement.

  6.  Access To Original Premises.  Tenant will use all reasonable and
      ---------------------------
diligent efforts to facilitate Landlord's installation of the Additional Improvements within the Original Premises and the Expansion Premises and to not interfere with Landlord and/or its agents and/or contractors in the performance of such work within the Original Premises, the Expansion Premises, and/or the Building. Tenant will be responsible for any additional costs and expenses incurred by Landlord as a result of Tenant's failure to facilitate such installation or such interference, which additional costs and expenses shall be payable by Tenant to Landlord upon demand therefor. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Additional Improvements or other installations made within the Expansion Premises, or loss or damage to property placed therein or thereabout, the same being Tenant's sole risk. Nothing contained herein shall be deemed or otherwise construed to obligate Landlord to install the Additional Improvements within the Original Premises and/or the Expansion Premises at any time(s) other than during normal business hours.

  7.  Miscellaneous Provisions.  Landlord and Tenant further agree as
      ------------------------
follows:

     7.1  Other Alterations and Improvements.  Except as herein expressly set
          ----------------------------------
forth with respect to the Additional Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     7.2  Limitation on Applicability.  This Schedule 3-B shall not be deemed
          ---------------------------
applicable to: (a) any space added to the Leased Premises at any time, whether by the exercise of an option under the Lease or otherwise, or (b) any portion of the Leased Premises (including any space added thereto) in the event of a renewal or further extension of the Lease Term beyond that stated in the Lease, whether by the exercise of an option under the Lease or otherwise. The construction of any alterations or improvements to all or any portion of the Leased Premises which are not contemplated by this Schedule 3-B shall be effected pursuant to a separate work letter agreement or other document in the form then being used by Landlord, which agreement or other document shall specifically address the responsibility for the costs and expenses associated with such alterations or improvements.